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EXHIBIT 13.1

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), Peter A. J. Gardiner, the Executive Chairman of the Board of Directors of Zindart Limited (the "Company"), and Ken Fowler, the Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

            1. The Company's Annual Report on Form 20-F for the fiscal year ended March 31, 2003, to which this Certification is attached as
            Exhibit 13.1 (the "Annual Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Annual Report and results of operations of the Company for the period covered by the Annual Report.

/s/ Peter A. J. Gardiner                        /s/ Ken Fowler
---------------------------------               --------------------------------
Peter A. J. Gardiner                            Ken Fowler
Executive Chairman of the Board of Directors    Chief Financial Officer


Dated:  October 8, 2003